SECOND AMENDMENT TO GAME DEVELOPMENT AND LICENSE AGREEMENT

THIS SECOND AMENDMENT is made as of May 31, 2022 between Susper S.A. (RUT #217506220017) ("Susper"), located at Calle Alejandro Chucarro 1010 #304, 11300 Montevideo, Uruguay, Ultimax Digital, Inc., a Delaware corporation located at 420 Lexington Avenue, Suite 2320, New York, NY 10170 ("Ultimax"), and Zift Interactive LLC, a limited liability company ("Zift") located at 82 Bethany Road, Suite 4, Hazlet, NJ 07730 (each a "Party" and collectively, the "Parties"), with reference to the agreement titled **"Game Development and License Agreement"** (the "Agreement") dated February 3, 2020 and signed by the Parties, as amended on January 12, 2022.

For good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties now agree to amend the Agreement as follows:

1. Section 8.2.1 is hereby changed to read as follows:

"Zift's or Ultimax's failure to make the Game available for purchase or download by consumers by September 30, 2022 (or as otherwise agreed by the Parties in writing);"

2. No Other Changes

Except as set forth herein, the provisions of the Agreement shall not be deemed to be modified and shall remain in full force and effect.

3. Conflicts with Agreement

In the event of any inconsistency between the provisions of this Amendment and those contained in the Agreement, the provisions of this Amendment shall govern and be binding. Except as set forth herein, all of the terms and conditions of the Agreement shall remain unchanged and in effect.

[*signature page follows*]

BY SIGNING BELOW, each Party acknowledges that it has carefully read and fully understood this Amendment, and each agrees to be bound by the terms of this Amendment.

Susper S.A
By Antony Danno, its President

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Date: 28/06/2022

Zift Interactive LLC
By Jesse Sutton, its ____________

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Date: ____________________

Ultimax Digital, Inc.
By Paul Goodman, its President

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Date: June 27, 2022